Zapata AI and D-Wave Quantum Announce Expanded Partnership to Accelerate Development and Delivery of Generative AI Platforms
Partnership leverages Zapata’s leading AI software and development platform to enhance D-Wave’s Leap™ cloud service to support quantum, hybrid quantum, and classical Generative AI solutions

BOSTON, MA; PALO ALTO, CA — July 8, 2024 — Zapata Computing Holdings Inc. (“Zapata AI”) (Nasdaq: ZPTA), a leader in Industrial Generative AI software solutions, and D-Wave Quantum Inc. (NYSE: QBTS) (“D-Wave”), a leader in quantum computing systems, software, and services, and the world’s first commercial supplier of quantum computers, today announced a significant expansion to their joint commercial partnership, designed to accelerate the development and delivery of integrated quantum and generative AI solutions in D-Wave’s Leap cloud platform. The new agreement leverages Zapata’s proprietary Universal Generative AI software for rapid development and builds upon D-Wave’s Leap™ real-time quantum cloud service to support quantum, hybrid quantum, and classical AI solutions. The joint development work will focus on improved and more energy efficient model training, more performant models, and the synergistic use of Generative AI and quantum optimization.
“We are pleased to expand our go-to-market and technology partnership with a visionary leader in quantum computing, and to deepen the strategic collaboration between our teams,” said Christopher Savoie, CEO and co-founder of Zapata AI. “In addition to the business value we’re delivering to customers through our Universal Generative AI solutions, which combine time-series data computational models and large language model (LLM) optimization, this agreement also enables Zapata to provide the precious compute capacity which enterprises are so desperate for as they deepen their investment in generative AI applications to solve complex business problems.”
The expanded partnership comes as quantum computing is beginning to demonstrate how it could enable more accurate and efficient AI model training, as well as leveraging the predictive capabilities of AI to deliver better-optimized business processes. Quantum computing stands to supercharge AI for certain enterprise use cases and drive sustainability, lower cost, and operational efficiency. This means quantum computing could help boost AI advancement for complex, massively scaled computational models, deep learning, natural language processing, and computer vision – without consuming enormous amounts of energy.
“Our strategic relationship with Zapata AI brings us another step closer to delivering to our customers the transformative combined power of Universal Generative AI and quantum computing in a single cloud platform,” said Dr. Alan Baratz, CEO of D-Wave. “Zapata AI has been pioneering quantum-based generative modeling for over five years, well before generative AI stole headlines and became a mainstream enterprise priority. We are excited to deepen our partnership with Zapata and leverage their industry-leading algorithmic capabilities and scientific expertise to bring a quantum-enabled generative AI platform to market.”

The commercial expansion includes a one-year Enterprise subscription license to Orquestra®, Zapata AI’s robust software development and collaboration platform for building and deploying Universal Generative AI applications at scale, along with Enterprise Solutions support for use case research, prototype configuration, and application piloting.

About Zapata AI
Zapata AI (Nasdaq: ZPTA) is the Industrial Generative AI company, revolutionizing how enterprises solve complex operational challenges with its powerful suite of generative AI software applications and its cutting-edge Orquestra® platform. By combining time series data and text-based computational models and custom software applications to power industrial-scale solutions, Zapata AI enables enterprises and government entities to drive growth, operational efficiency, and critical business insights. With Zapata’s proprietary enterprise and scientific solutions, and the Orquestra® platform, Zapata AI is accelerating Generative AI’s impact across industries by delivering products which are higher performing, less costly, more accurate and expressive than current, classical approaches to AI. The Company was founded in 2017 and is headquartered in Boston, Massachusetts with offices around the world.
About D-Wave Quantum Inc.
D-Wave is a leader in the development and delivery of quantum computing systems, software, and services, and is the world’s first commercial supplier of quantum computers—and the only company building both annealing quantum computers and gate-model quantum computers. Our mission is to unlock the power of quantum computing today to benefit business and society. We do this by delivering customer value with practical quantum applications for problems as diverse as logistics, artificial intelligence, materials sciences, drug discovery, scheduling, cybersecurity, fault detection, and financial modelling. D-Wave’s technology has been used by some of the world’s most advanced organizations including Mastercard, Deloitte, Davidson Technologies, ArcelorMittal, Siemens Healthineers, Unisys, NEC Corporation, Pattison Food Group Ltd., DENSO, Lockheed Martin, Forschungszentrum Jülich, University of Southern California, and Los Alamos National Laboratory.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally are accompanied by words such as “aim,” “believe,” “may,” “will,” “intend,” “evolve,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “progress,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. With respect to Zapata AI, these forward-looking statements include, but are not limited to, statements regarding anticipated interest by telecommunication companies in its offerings and the ability of its technology to transform the telecommunications industry. These statements are based on the current expectations of Zapata AI’s management and are not predictions of actual performance. With respect to D-Wave, these forward-looking statements include, among others, various factors beyond D-Wave’s management’s control, including the risks set forth under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of its most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of its Quarterly Reports on Form 10-Q and in its other filings with the Securities and Exchange Commission. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. Neither Zapata nor D-Wave undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Risks and uncertainties that could cause Zapata’s actual results to materially differ from those described in the forward-looking statements include, but are not limited to, (i) failure to realize the benefits expected from the business combination; (ii) its ability to successfully market and deploy its Generative AI solutions to telecommunications companies (iii) a decline in the price of its securities if it fails to meet the expectations of investors or securities analysts; (iv) its ability to attract new customers, retain existing customers, and grow; competition in the generative AI industry; (v) its ability to raise additional capital on non-dilutive terms or at all; (vi) its ability to improve its operational, financial and management controls; (vii) failure to maintain and enhance awareness of its brand; (viii) increased costs associated with operating as a public company; (ix) protection of proprietary rights; intellectual property infringement, data protection and other losses; and (x) other risks and uncertainties described in its filings with the Securities and Exchange Commission.
Contacts:
For Zapata AI
Media: press@zapata.ai
Investors: investors@zapata.ai
For D-Wave Quantum
Media: media@dwavesys.com
Investors: ir@dwavesys.com